Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nicholas Gerber, Chief Executive Officer of Victoria Bay Asset Management, LLC, the general partner of United States Natural Gas Fund, LP (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report on Form 10-Q of the Registrant for the fiscal quarter ended March 31, 2007 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 1, 2007

/s/ Nicholas D. Gerber
Nicholas D. Gerber
Chief Executive Officer